Provision for rehabilitation and closure costs	12 Months Ended
Dec. 31, 2024
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provision for rehabilitation and closure costs	Provision for rehabilitation and closure costs

	December 31, 2024	December 31, 2023
Balance, beginning of year	26,687	$22,172
Change in estimates(2)	12,499	3,455
Accretion expense	2,339	2,703
Settled	(5,870)	(3,344)
Foreign exchange	(6,998)	1,701
Balance, end of year	$28,657	$26,687

Caraíba Operations	$20,689	$21,372
Tucumã Project	3,868	1,365
Xavantina Operations	4,100	3,950
Total	$28,657	$26,687

Current portion(1)	$6,766	$—
Non-current portion	21,891	26,687

(1)        Included in accounts payable and accrued liabilities.
(2)        Included $4.6 million recognized in other expenses related to revisions to rehabilitation and closure plans and cost estimates at the Company’s historic mining operations that have entered the closure phase, and for which there are no substantive future economic value.

Provision for rehabilitation and closure costs is measured using management’s assumptions and estimates for future cash outflows in relation to mine closure and rehabilitation activities based on known disturbances as at the reporting date, known legal requirements and cost estimates prepared by a third-party specialist.
Management used a pre-tax discount rates in the range of 11.17% – 12.92% (2023 – 8.50% - 9.79%) and an inflation factor in the range of 3.50% - 4.96% (2023 – 3.50% - 3.90%) in preparing the Company’s provision for rehabilitation and closure costs. The cash expenditures are expected to commence upon projected closure and occur over a period of time, which for the Caraíba Operations is in a range from 2025 to 2051, for the Xavantina Operations is 2030 to 2038, and for the Tucumã Project is from 2036 to 2041.